SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2012

NORMAN CAY DEVELOPMENT, INC.

 (Exact name of Company as specified in its charter)

Nevada	333-167284	27-2616571
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
4472 Winding Lane Stevensville, MI 49127 (Address of principal executive offices) Phone: (269) 429-7002 (Company’s Telephone Number)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 400

San Diego, CA 92103

Phone: 619.546.6100

Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NORMAN CAY DEVELOPMENT, INC.

Form 8-K

Current Report

ITEM  5.06

CHANGE IN COMPANY SHELL STATUS

On January 23, 2012, Norman Cay Development, Inc., a Nevada corporation (the “Company”), through its wholly-owned subsidiary, Discovery Gold Ghana Limited, a company organized under the laws of Ghana (“DGG”), made a final payment of one hundred thirty five thousand dollars ($135,000) to Xtra-Gold Exploration Limited (“Xtra-Gold”) to acquire a 100% right, title and interest in and to that certain mineral concession situated in the Edum Banso area of the Western Region of Ghana (the “Property”) pursuant to that certain Option Assignment Agreement entered into by and between DGG and Xtra-Gold dated August 27, 2011.

On December 5, 2011, the Company filed an Amended Current Report on Form 8-K/A setting forth the new direction of the Company’s business.  The Company believes that its recent acquisition and new business direction remove the Company from “shell” status as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.  For further information regarding the Company’s new business direction, please see our Amended Current Report on Form 8-K/A filed with the SEC on December 5, 2011 which contains Form 10 type disclosures. The information provided in the Company’s Amended Report is incorporated into herein by this reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORMAN CAY DEVELOPMENT, INC.
Date: January 27, 2012	By: /s/ Shelley Guidarelli
Shelley Guidarelli
President

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